Exhibit 10.4

Amendment No. 1 to SECURITIES PURCHASE AGREEMENT

THIS AGREEMENT (this “Amendment Agreement”) is dated effective as of the 20th day of February, 2015 (the “Effective Date”) among and between Futura Pictures, Inc., a Delaware corporation (“Futura”), Buddy Young, an individual having a business address at 17337 Ventura Boulevard, Suite 312, Encino, California 91316, USA (“Young”), the Young Family Trust (the “Trust”), of which Young is a trustee, Sung-Ho Park, Jae-Min Oh and Rak-Gu Kim, individuals (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS Futura, Young, the Trust and the Purchasers are parties to a Securities Purchase Agreement made effective as of February 16, 2015 whereby the Trust has agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Trust, a total of 1,070,000 shares of Futura’s common stock (the “Principal Shares”) at the price, and subject to the terms and conditions, set forth in the Securities Purchase Agreement;

AND WHEREAS Futura, Young, the Trust and the Purchasers wish to amend the terms of the Securities Purchase Agreement as set forth herein,

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.     Unless otherwise defined in this Amendment Agreement, capitalized terms used herein and in the recitals hereto shall have the meanings set forth in the Securities Purchase Agreement.

2.     The parties agree that the Securities Purchase Agreement shall be, and hereby is, amended by deleting Section 4.4 of the Securities Purchase Agreement in its entirety and replacing it with the following:

4.4           Closing Deliveries of Futura. On or prior to the Closing Date, Futura shall deliver or cause to be delivered to the Purchasers the following:

(a)	a certificate, duly executed by Futura and dated as of the Closing Date, in such form as may reasonably be requested by the Purchasers, as to those matters set forth in Section 3.2(c);

(b)

Sequential resignations and directors resolutions such that Futura’s board of directors shall consist of the following persons, and the following persons shall be appointed as executive officers of Futura as follows:

Name	Position(s)
Sung-Ho Park	Chairman of the Board
Jae-Min Oh	Director, Chief Executive Officer and President
Rak-Gu Kim	Director, Chief Financial Officer, Treasurer and Secretary

(c)

Notwithstanding Section 1.1(b), if, on the Closing Date, Futura has not yet filed an information statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, or less than 10 days has passed since the date such information statement was filed with the SEC and transmitted to the Company’s stockholders as required by Section 14(f) and Rule 14f-1 of the Exchange Act, then on the Closing Date, Futura shall deliver or cause to be delivered to the Purchasers sequential resignations and directors resolutions such that Futura’s board of directors shall consist of the following persons, and the following persons shall be appointed as executive officers of Futura as follows:

Name	Position(s)
Buddy Young	Director
Jae-Min Oh	Chief Executive Officer and President
Rak-Gu Kim	Director, Chief Financial Officer, Treasurer and Secretary

As soon as reasonably practicable thereafter, and no later than 10 days after such information statement has been filed with the SEC and transmitted to Futura’s stockholders as required by Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, Young shall resign as a director of Futura and Sung-Ho Park and Jae-Min Oh shall be appointed as directors of Futura, with Sung-Ho Park being appointed as Chairman of the Board of Futura.

3.     Except as modified by this Amendment Agreement, the Securities Purchase Agreement remains in full force and effect in accordance with its terms, and are hereby ratified and confirmed in all respect by the parties thereto.

4.     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterpart have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

/s/ Buddy Young

BUDDY YOUNG

(in his personal capacity)

THE YOUNG FAMILY TRUST

by its authorized signatories

/s/ Buddy Young

Per:

Buddy Young, Co-Trustee

/s/ Rebecca Young

Per:

Rebecca Young, Co-Trustee

FUTURA PICTURES, INC.

by its authorized signatory

/s/ Buddy Young

Per:

Buddy Young, CEO, President and CFO

/s/ Sung-Ho Park

SUNG-HO PARK

/s/ Jae-Min Oh

JAE-MIN OH

/s/ Rak-Gu Kim

RAK-GU KIM